AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

      This Amendment No. 1 to Registration Rights Agreement (this "Amendment"), dated as of May 15, 2006, is entered into by and between DATALOGIC INTERNATIONAL, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of the Registration Rights Agreement, dated January 20, 2006, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Registration Rights Agreement.

      WHEREAS, the Company and Laurus have agreed to make certain changes to the Registration Rights as set forth herein; and

      NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Section 1 of the Registration Rights Agreement is hereby amended by changing the definition of "Filing Date" therein in its entirety as follows:

          "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, a date no later than June 15, 2006."

      2. Section 1 of the Registration Rights Agreement is hereby amended by changing the definition of "Effectiveness Date" therein in its entirety as follows:

          "Effectiveness Date" means August 15, 2006."

      3. Laurus hereby waives its rights under Section 7(b) of the Registration Rights Agreement and consents to the inclusion in the Registration Statement of: (a) all securities of the Company issued or issuable pursuant to the Securities Purchase Agreement, dated May 16, 2006, among the Company and the purchasers named therein and (b) all securities of the Company issued or issuable pursuant the Asset Purchase Agreement, dated September 15, 2005, between CBSi Holdings, Inc. and IPN Communications, Inc.

      4. This Amendment shall be effective as of the date hereof following the execution and delivery of same by each of the Company and Laurus.

      5. Except as specifically set forth in this Amendment, there are no other amendments to the Registration Rights Agreement, and all of the other forms, terms and provisions of the Registration Rights Agreement remain in full force and effect.

      6. The Company understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company's determination that neither this Amendment nor the terms and provisions of this Amendment, (collectively, the "Information") are material. The Company has had an opportunity to consult with counsel concerning this determination.

      7. The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Company in connection with the Registration Rights Agreement, the Securities Purchase Agreement (and the Note and Option referred to therein) are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements have been met.

      8. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


                               ****

      IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Registration Rights Agreement to be signed in its name effective as of this 15th day of May, 2006.

                                   DATALOGIC INTERNATIONAL, INC.


                                       /s/ Keith Moore
                                   By:________________________________
                                      Name:  Keith Moore
                                      Title: CEO



                                   LAURUS MASTER FUND, LTD.

                                        /s/ David Grin
                                   By:______________________________
                                   Name:   David Grin
                                   Title:  Director